Compensation Plans	12 Months Ended
Nov. 30, 2021
Share-Based Payment Arrangement, Noncash Expense [Abstract]
Compensation Plans	Compensation Plans
Equity Compensation Plan
Upon completion of our combination with Jefferies Group in 2013, we assumed its 2003 Incentive Compensation Plan, as Amended and Restated (the "Incentive Plan"). The Incentive Plan allowed awards in the form of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), nonqualified stock options, stock appreciation rights, restricted stock, unrestricted stock, performance awards, RSUs, dividend equivalents or other share-based awards. We also assumed the 1999 Directors' Stock Compensation Plan, as Amended and Restated July 25, 2013 (the "Directors' Plan"), which provided for equity awards to our non-employee directors.
On March 25, 2021, a new Equity Compensation Plan (the "ECP") was approved by shareholders. The ECP replaced the Incentive Plan and Directors' Plan; no further awards will be granted under the replaced plans. The ECP is an omnibus plan authorizing a variety of equity award types, as well as cash incentive awards, to be used for employees, non-employee directors and other service providers.
Restricted stock awards are grants of our common shares that require service as a condition of vesting. RSUs give a participant the right to receive shares if service or performance conditions are met, and which may specify an additional deferral period allowing a participant to hold an interest tied to common stock on a tax deferred basis. Prior to settlement, RSUs carry no voting or dividend rights associated with the stock ownership, but dividend equivalents are accrued to the extent there are dividends declared on the underlying common shares as cash amounts or as deemed reinvestments in additional RSUs.

Restricted stock and RSUs may be granted to new employees as "sign-on" awards, to existing employees as "retention" awards and to certain executive officers as incentive awards. Sign-on and retention awards are generally subject to annual ratable vesting over a multi-year service period and are amortized as compensation expense on a straight-line basis over the service period. Restricted stock and RSUs are granted to certain senior executives and may contain market, performance and/or service conditions. Market conditions are incorporated into the grant-date fair value of senior executive awards using a Monte Carlo valuation model. Compensation expense for awards with market conditions is recognized over the service period and is not reversed if the market conditions are not met. Awards with performance conditions are amortized over the service period if, and to the extent, it is determined to be probable that the performance condition will be achieved. If awards are forfeited due to failure to achieve performance conditions or failure to satisfy service conditions, any previously recognized expense for such awards is reversed.
The Deferred Compensation Plan (the "DCP") and the Employee Stock Purchase Plan (the "ESPP") have been implemented under both the prior Incentive Plan and the new ECP. The DCP permits eligible executive officers and other employees to defer cash compensation, which may be deemed invested in stock units or directed among other investment alternatives. Stock units generally have been acquired at a discounted price, which encourages employee participation in the DCP and enhances long-
term retention of equity interests by participants and aligns executive interests with those of shareholders. The ESPP allows eligible employees to make payroll contributions that are used to acquire shares of our stock, generally at a discounted price.
The number of equity awards available under the ECP was initially set at 12,000,000. At November 30, 2021, 9,105,938 common shares remained available for new grants under the ECP. Shares issued pursuant to the DCP and ESPP reduce the shares available under the ECP.
The following table details the activity in restricted stock during the years ended November 30, 2021, 2020 and 2019 (in thousands, except per share amounts):

	Restricted Stock	Weighted- Average Grant Date Fair Value

Balance at December 1, 2018	1,795	$22.42
Grants	518	$19.57
Forfeited	—	$—
Fulfillment of vesting requirement	(305)	$20.09
Balance at November 30, 2019	2,008	$22.04
Grants	115	$13.20
Forfeited	(21)	$23.38
Fulfillment of vesting requirement	(619)	$19.99
Balance at November 30, 2020	1,483	$22.19
Grants	337	$30.81
Forfeited	(40)	$24.92
Fulfillment of vesting requirement	(196)	$23.55
Balance at November 30, 2021	1,584	$23.78
The following table details the activity in RSUs during the years ended November 30, 2021, 2020 and 2019 (in thousands, except per share amounts):

			Weighted-Average Grant Date Fair Value
	Future Service Required	No Future Service Required	Future Service Required	No Future Service Required

Balance at December 1, 2018	2	10,309	$26.90	$26.48
Grants	10	1,308	$18.83	$18.15
Distributions of underlying shares	—	(166)	$—	$25.91
Forfeited	—	—	$—	$—
Fulfillment of service requirement (1)	(2)	4,216	$26.90	$9.99
Balance at November 30, 2019	10	15,667	$18.83	$21.35
Grants	14	487	$13.20	$15.73
Distributions of underlying shares	—	(88)	$—	$25.48
Forfeited	—	—	$—	$—
Fulfillment of service requirement (1)	(3)	2,477	$18.83	$19.80
Balance at November 30, 2020	21	18,543	$14.99	$20.97
Grants	80	445	$27.10	$30.03
Distributions of underlying shares	—	(1,803)	$—	$26.32
Forfeited	—	—	$—	$—
Fulfillment of vesting requirement (1)	(53)	8	$25.03	$15.52
Balance at November 30, 2021	48	17,193	$24.07	$20.64

(1)    Fulfillment of vesting requirement during the years ended November 30, 2021, 2020 and 2019, includes 0 RSUs, 2,474 RSUs and 4,214 RSUs, respectively, related to the senior executive compensation plans.

During the years ended November 30, 2021, 2020 and 2019, grants include approximately 445,000, 484,000 and 1,298,000, respectively, of dividend equivalents declared on RSUs; the weighted-average grant date fair values of the dividend equivalents were approximately $30.03, $15.73 and $18.15, respectively. Grants in 2019 include shares as a result of the adjustment of outstanding awards in connection with our distribution of shares of Spectrum Brands as a dividend.

Senior Executive Compensation Plan

The Compensation Committee of our Board of Directors approved an executive compensation plan for our senior executives for compensation year 2019 (the "2019 Plan") and compensation year 2020 (the "2020 Plan"). For each senior executive, the Compensation Committee targeted long-term compensation of $22.5 million per year under the 2019 Plan and 2020 Plan with a target of $16.0 million in long-term equity in the form of RSUs and a target of $6.5 million in cash for both plan years. To receive targeted long-term equity, our senior executives had to achieve 9% growth on a multi-year compounded basis in Jefferies' total shareholder return ("TSR") and to receive targeted cash, our senior executives had to achieve 9% growth in annual Jefferies' Return on Tangible Deployable Equity ("ROTDE"). If TSR and ROTDE were less than 6%, our senior executives would receive no incentive compensation. If TSR growth rates were greater than 9%, our senior executives were eligible to receive up to 75% additional incentive compensation relative to our peer companies. If ROTDE growth rates were greater than 9%, our senior executives were eligible to receive up to 75% additional incentive compensation on an interpolated basis up to 12% growth rates.

In December 2020, the Compensation Committee of our Board of Directors granted our senior executives nonqualified stock options and stock appreciation rights ("SARs"). The total initial fair value of the stock options and SARs were recorded as expense at the time of the grant, as both awards have no future service requirements. The SARs initially provided for settlement in cash but, at the sole discretion of the Compensation Committee, the awards could be converted irrevocably to a stock-settled award. Accordingly, the SARs were initially determined to be liability-classified share-based awards. In March 2021, the Compensation Committee exercised its discretion and converted the SARs to stock-settled awards, and at which time they became equity-classified share-based awards. As a result, a total of 2,506,266 stock options, with an exercise price of $23.75, were issued to each of our senior executives. The SARs included excess dividend rights, which provide for crediting to the executive a cash amount equal to two times the amount of any quarterly dividend paid in the 9.5 years after grant to the extent the dividend exceeds the quarterly dividend rate in effect at the time of grant for each share underlying the granted SARs (including after conversion to stock options). Beginning in March 2021, the credited amounts are converted to share units at the dividend payment date, to be settled by issuance of shares 9.5 years after grant of the SARs. All of the stock options vest in three equal annual tranches beginning December 6, 2021, with a final expiration date of December 5, 2030. For the year ended November 30, 2021, we recorded $48.6 million of total Compensation and benefits expense relating to the stock options and SARs. At November 30, 2021, 5,012,532 of our common shares were designated for the senior executive nonqualified stock options.

We use the fair value method in recognizing stock-based compensation expense. Under the fair value method, we estimate the fair value of each stock option award on the grant date using the Black-Scholes option pricing model. The below includes both the options granted in December 2020 and the SARs, fair valued as of the time when the liability settled award was converted to an equity settled option award in March 2021. The following summary presents the weighted-average assumptions used for the senior executive stock options issued during 2021:

Risk free interest rate	0.8%
Expected volatility	32.9%
Expected dividend yield	2.6%
Expected life	5.8 years
Weighted-average fair value per grant	$7.43

The risk-free interest rate was based on the U.S. Treasury yield for zero-coupon U.S. Treasury notes with maturities approximating each grant's expected life. Expected life assumed options are exercised midway between the vesting date and expiration date. The expected volatility was based on the historical behavior of the Company's stock price using the expected life. Dividend yield was based on our current dividend yield at the time of grant. The fair value of the excess dividend rights was determined by means of a Monte Carlo simulation.
The following table details the activity in RSUs related to the senior executive compensation plan targeted number of shares during the years ended November 30, 2021, 2020 and 2019 (in thousands, except per share amounts):

	Target Number of Shares	Weighted- Average Grant Date Fair Value

Balance at December 1, 2018	9,468	$18.52
Grants	1,237	$13.63
Forfeited	—	$—
Fulfillment of vesting requirement	(4,214)	$9.98
Balance at November 30, 2019	6,491	$23.13
Grants	187	$15.19
Forfeited	(15)	$19.01
Fulfillment of vesting requirement	(2,474)	$19.80
Balance at November 30, 2020	4,189	$24.75
Grants	74	$29.81
Forfeited	(1,396)	$25.31
Fulfillment of vesting requirement	—	$—
Balance at November 30, 2021	2,867	$25.43
During the years ended November 30, 2021, 2020 and 2019, grants include approximately 74,000, 139,000 and 602,000, respectively, of dividend equivalents declared on RSUs; the weighted-average grant date fair values of the dividend equivalents were approximately $29.81, $15.82 and $18.08, respectively. During the years ended November 30, 2020 and 2019, grants include approximately 48,000 and 635,000, respectively, of RSUs issued as a result of superior performance pursuant to the 2016 compensation year award.
Other Compensation Plans
Other Stock-Based Plans. In connection with the HomeFed merger in 2019, each HomeFed stock option was converted into an option to purchase two Jefferies common shares. At November 30, 2021, 2020 and 2019, 96,000, 313,000 and 325,000, respectively, of our common shares were designated for the HomeFed stock options.
Restricted Cash Awards.  Jefferies Group provides compensation to certain new and existing employees in the form of loans and/or other cash awards that are subject to ratable vesting terms with service requirements. These awards are amortized as compensation expense over the relevant service period, which is generally considered to start at the beginning of the annual compensation year. During the fourth quarter of 2021 and the fourth quarter of 2020, Jefferies Group amended certain provisions of a set of cash awards that had been granted as part of compensation at previous year ends to remove any service requirements for vesting in the awards. Compensation expense of $188.3 million and $179.6 million was recorded during the years ended November 30, 2021 and November 30, 2020, as a result of these amendments. At November 30, 2021, the remaining unamortized amount of the restricted cash awards was $197.7 million and is included within Other assets in the Consolidated Statement of Financial Condition; this cost is expected to be recognized over a weighted average period of three years.
Share-Based Compensation Expense
Share-based compensation expense relating to grants made under our share-based compensation plans was $78.2 million (including $48.6 million related to the senior executive stock options and SARs, as discussed above), $40.0 million and $49.8 million for the years ended November 30, 2021, 2020 and 2019, respectively. Total compensation cost includes the amortization of sign-on, retention and senior executive awards, less forfeitures and clawbacks. At November 30, 2021, total unrecognized compensation cost related to nonvested share-based compensation plans was $23.9 million; this cost is expected to be recognized over a weighted-average period of 2.2 years.
At November 30, 2021, there were 1,584,000 shares of restricted stock outstanding with future service required, 2,915,000 RSUs outstanding with future service required (including target RSUs issuable under the senior executive compensation plan), 17,193,000 RSUs outstanding with no future service required, 5,109,000 stock options outstanding and 1,126,000 shares issuable under other plans. Additionally, the Preferred Shares are currently convertible into 4,440,863 common shares at an effective conversion price of $28.15 per share. The maximum potential increase to common shares outstanding resulting from these outstanding awards and the Preferred Shares is 30,784,000 at November 30, 2021.